EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by GCM.

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed
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constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

IndyMac 04-AR1 NAS IO Cashflows



                                                                  (SPLIT)      (SPLIT)          (SPLIT)          (SPLIT)
                      (COMBINED)     (COMBINED)
                        Class           Class                      Class        Class            Class            Class
                        X-NAS           X-NAS                      X-NAS1       X-NAS1           X-NAS2           X-NAS2
                       Notional       Interest                    Notional     Interest         Notional         Interest
       Period          Balance          Paid                       Balance       Paid           Balance            Paid

            0         514,249,000                                220,000,000                 294,249,000
            1         494,072,744       342,833                  211,373,787    146,667      282,698,956          196,166
            2         474,722,429       329,382                  203,097,729    140,916      271,624,701          188,466
            3         456,079,362       316,482                  195,124,061    135,398      260,955,301          181,083
            4         438,117,876       304,053                  187,441,814    130,083      250,676,062          173,970
            5         420,813,235       292,079                  180,040,415    124,961      240,772,820          167,117
            6         404,141,598       280,542                  172,909,673    120,027      231,231,925          160,515
            7         388,079,986       269,428                  166,039,765    115,273      222,040,221          154,155
            8         372,606,251       258,720                  159,421,224    110,693      213,185,027          148,027
            9         357,699,047       248,404                  153,044,925    106,281      204,654,122          142,123
           10         343,337,802       238,466                  146,902,076    102,030      196,435,727          136,436
           11         329,502,687       228,892                  140,984,198     97,935      188,518,489          130,957
           12         316,174,591       219,668                  135,283,123     93,989      180,891,468          125,679
           13         303,335,095       210,783                  129,790,978     90,189      173,544,117          120,594
           14         290,966,447       202,223                  124,500,173     86,527      166,466,274          115,696
           15         279,051,539       193,978                  119,403,395     83,000      159,648,144          110,978
           16         267,573,882       186,034                  114,493,595     79,602      153,080,287          106,432
           17         256,517,583       178,383                  109,763,979     76,329      146,753,604          102,054
           18         245,867,326       171,012                  105,207,999     73,176      140,659,327           97,836
           19         235,608,350       163,912                  100,819,345     70,139      134,789,005           93,773
           20         225,726,429       157,072                   96,591,936     67,213      129,134,493           89,859
           21         216,818,845       150,484                   92,781,358     64,395      124,037,487           86,090
           22         208,248,736       144,546                   89,115,104     61,854      119,133,631           82,692
           23         200,003,595       138,832                   85,587,828     59,410      114,415,767           79,422
           24         192,071,375       133,336                   82,194,379     57,059      109,876,997           76,277
           25         184,440,470       128,048                   78,929,794     54,796      105,510,677           73,251
           26         177,099,699       122,960                   75,789,292     52,620      101,310,406           70,340
           27         170,038,288       118,066                   72,768,269     50,526       97,270,018           67,540
           28         163,245,860       113,359                   69,862,288     48,512       93,383,572           64,847
           29         156,712,418       108,831                   67,067,073     46,575       89,645,346           62,256
           30         150,428,331       104,475                   64,378,506     44,711       86,049,825           59,764
           31         144,384,321       100,286                   61,792,622     42,919       82,591,699           57,367
           32         138,571,450        96,256                   59,305,598     41,195       79,265,852           55,061
           33         132,981,108        92,381                   56,913,753     39,537       76,067,355           52,844
           34         127,605,002        88,654                   54,613,540     37,943       72,991,462           50,712
           35         122,435,143        85,070                   52,401,545     36,409       70,033,598           48,661
           36         117,463,834        81,623                   50,274,475     34,934       67,189,359           46,689
           37         113,131,572        78,309                   48,420,863     33,516       64,710,709           44,793
           38         108,958,144        75,421                   46,635,190     32,281       62,322,955           43,140
           39         104,937,756        72,639                   44,914,976     31,090       60,022,780           41,549
           40         101,064,822        69,959                   43,257,834     29,943       57,806,988           40,015
           41          97,333,963        67,377                   41,661,464     28,839       55,672,499           38,538
           42                   0        64,889                            0     27,774                0           37,115
           43                   0             0                            0          0                0                0